Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended March 31, 2010

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2010

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Three Months Ended March 31, 2010 and March 31, 2009	4
Net Operating Income-Three Months Ended March 31, 2010 and March 31, 2009	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available for Distribution	7

Operating Statistics
Leasing Activity Summary	8
Summarized Rent Per Square Foot and Occupancy Percentages	9
Mall Sales and Rent Per Square Foot	10
Mall Occupancy-Owned GLA	11
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Gross Leasable Area Occupancy Summary	15
Property Information	16

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	19
Balance Sheet-Property Type	20
Investment in Real Estate	21
Property Redevelopment and Development Summary	23
Capital Expenditures	24
Debt Analysis	25
Debt Schedule	26
Selected Debt Ratios	27

Shareholder Information	28
Definitions	29

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; the current economic downturn and its effect on PREIT’s existing and potential tenants and their ability to make and meet their obligations to PREIT; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from estimates or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2009. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of March 31, 2010, the Company’s 54 properties include 38 shopping malls, 13 strip and power centers, and three properties under development. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.7 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Second Quarter 2010	August 5, 2010 (tentative)

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 18, 2010 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

January 12, 2010 - PREIT announced the opening of Whole Foods Market and Café at Plymouth Meeting Mall.

Financing activities:

March 11, 2010 - PREIT announced it had refinanced its $500 million 2003 Credit Facility and $170 million senior unsecured 2008 Term Loan.

Other activities:

April 16, 2010 - PREIT scheduled its First Quarter 2010 earnings call for Thursday, April 29, 2010.

February 26, 2010 - PREIT scheduled its Fourth Quarter 2009 earnings call for Friday, March 12, 2010.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2010	2009	2009	2008
TRADING INFORMATION
High Price	$13.06	$8.71	$9.13	$29.70
Low Price	$8.35	$2.20	$2.20	$2.21
Average Daily Trading Volume	500,003	1,202,098	824,654	768,718
MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	44,954	40,155	44,615	39,468
OP Units Outstanding	2,329	2,188	2,329	2,201

TOTAL Shares and OP Units Outstanding	47,283	42,343	46,944	41,669

Market Price (closing price at end of period)	$12.47	$3.55	$8.46	$7.45

Equity Market Capitalization—Shares and OP Units	$589,614	$150,317	$397,148	$310,437
DEBT CAPITALIZATION (1)
Unsecured Debt Balance (2) (3)	136,900	856,400	792,900	811,500
Secured Debt Balance (4)	2,571,831	1,936,422	1,956,193	1,940,334

Debt Capitalization	2,708,731	2,792,822	2,749,093	2,751,834

TOTAL MARKET CAPITALIZATION	$3,298,345	$2,943,139	$3,146,241	$3,062,271

Equity Capitalization/Total Market Capitalization	17.9%	5.1%	12.6%	10.1%
Debt Capitalization/Total Market Capitalization	82.1%	94.9%	87.4%	89.9%
Unsecured Debt Balance/Total Debt	5.1%	30.7%	28.8%	29.5%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(5)	$0.290	$0.630	$2.254
Capital Gain	(5)	—	0.110	—
Return of Capital/Non-Taxable	(5)	—	—	0.026

Distributions per share	$0.150	$0.290	$0.740	$2.280

Annualized Dividend Yield (6)	4.8%	32.7%	8.7%	30.6%

CAPITAL RESOURCES

Cash and Cash Equivalents	$37,966	$23,145	$77,147	$12,711

Credit Facility	150,000	500,000	500,000	500,000
Amount Outstanding	(70,000)	(447,000)	(486,000)	(400,000)
Letters of Credit	(1,534)	(1,534)	(3,030)	(6,428)

Available Credit Facility (7)	78,466	51,466	10,970	93,572

TOTAL	$116,432	$74,611	$88,117	$106,283

Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The unsecured debt balance includes exchangeable notes of $136,900 as of March 31, 2010 and December 31, 2009, respectively, $239,400 as of March 31, 2009 and $241,500 as of December 31, 2008.
(3)

The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan as of December 31, 2009, March 31, 2009 and December 31, 2008, respectively, and Credit Facility balances of $486,000 as of December 31, 2009, $447,000 as of March 31, 2009, and $400,000 as of December 31, 2008.

(4)	The secured debt balance includes $520,000 in Term Loans and $70,000 in outstanding Revolving Credit Facility borrowings as of March 31, 2010.
(5)	Tax status of 2010 dividend payments will be available in January 2011.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Three Months Ended March 31, 2010 and 2009

Proportionate Consolidation Method

(in thousands)

	Three months ended March 31, 2010				Three months ended March 31, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP (2)	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$74,455	$6,236	$—	$80,691	$72,017	$6,285	$1,168	$79,470
Expense reimbursements	34,812	2,712	—	37,524	34,175	2,502	339	37,016
Percentage rent	884	12	—	896	834	11	—	845
Lease termination revenue	1,808	—	—	1,808	398	120	—	518
Other real estate revenue	2,965	277	—	3,242	3,252	367	27	3,646
Interest and other income	728	—	—	728	702	—	—	702

Total revenue	115,652	9,237	—	124,889	111,378	9,285	1,534	122,197

EXPENSES:
Operating expenses:
CAM and real estate taxes	(37,303)	(2,344)	—	(39,647)	(34,616)	(2,106)	(373)	(37,095)
Utilities	(6,302)	(198)	—	(6,500)	(5,884)	(215)	(9)	(6,108)
Other operating expenses	(5,822)	(563)	—	(6,385)	(5,767)	(623)	2	(6,388)

Total operating expenses	(49,427)	(3,105)	—	(52,532)	(46,267)	(2,944)	(380)	(49,591)

Depreciation and amortization	(42,007)	(2,459)	—	(44,466)	(39,002)	(2,055)	(394)	(41,451)
Other expenses:
General and administrative expenses	(9,687)	—	—	(9,687)	(9,354)	—	—	(9,354)
Abandoned project costs, income taxes and other expenses	(293)	—	—	(293)	(318)	—	—	(318)

Total other expenses	(9,980)	—	—	(9,980)	(9,672)	—	—	(9,672)

Interest expense, net (3)	(34,831)	(1,584)	—	(36,415)	(32,509)	(1,769)	—	(34,278)
Gain on extinguishment of debt	—	—	—	—	1,272	—	—	1,272

Total expenses	(136,245)	(7,148)	—	(143,393)	(126,178)	(6,768)	(774)	(133,720)

Loss before equity in income of partnerships and discontinued operations	(20,593)	2,089	—	(18,504)	(14,800)	2,517	760	(11,523)
Equity in income of partnerships	2,089	(2,089)	—	—	2,517	(2,517)	—	—

Loss from continuing operations	(18,504)	—	—	(18,504)	(12,283)	—	760	(11,523)
Discontinued operations:
Operating results from discontinued operations	—	—	—	—	760	—	(760)	—

Income from discontinued operations	—	—	—	—	760	—	(760)	—

Net loss	(18,504)	—	—	(18,504)	(11,523)	—	—	(11,523)
Less: net loss attributable to noncontrolling interests	878	—	—	878	541	—	—	541

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(17,626)	$—	$—	$(17,626)	$(10,982)	$—	$—	$(10,982)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $535 and $1,812 for the three months ended March 31, 2010 and March 31, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended March 31, 2010 and 2009

(in thousands)

	Three months ended March 31, 2010				Three months ended March 31, 2009
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$80,066	$230	$395	$80,691	$77,866	$—	$1,604	$79,470
Expense reimbursements	37,462	50	12	37,524	36,662	—	354	37,016
Percentage rent	896	—	—	896	845	—	—	845
Lease termination revenue	1,808	—	—	1,808	518	—	—	518
Other real estate revenue	3,122	—	120	3,242	3,429	—	217	3,646

TOTAL REAL ESTATE REVENUE	123,354	280	527	124,161	119,320	—	2,175	121,495

Operating expenses:
CAM and real estate taxes	(39,267)	(60)	(320)	(39,647)	(36,361)	—	(734)	(37,095)
Utilities	(6,500)	—	—	(6,500)	(6,099)	—	(9)	(6,108)
Other operating expenses	(6,338)	(1)	(46)	(6,385)	(6,312)	—	(76)	(6,388)

TOTAL OPERATING EXPENSES	(52,105)	(61)	(366)	(52,532)	(48,772)	—	(819)	(49,591)

NET OPERATING INCOME	$71,249	$219	$161	$71,629	$70,548	$—	$1,356	$71,904

	Three months ended March 31, 2010			Three months ended March 31, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$72,263	$7,803	$80,066	$70,055	$7,811	$77,866
Expense reimbursements	35,370	2,092	37,462	34,757	1,905	36,662
Percentage rent	914	(18)	896	830	15	845
Lease termination revenue	1,808	—	1,808	518	—	518
Other real estate revenue	3,071	51	3,122	3,409	20	3,429

TOTAL REAL ESTATE REVENUE	113,426	9,928	123,354	109,569	9,751	119,320

Operating expenses:
CAM and real estate taxes	(36,948)	(2,319)	(39,267)	(34,276)	(2,085)	(36,361)
Utilities	(6,454)	(46)	(6,500)	(6,043)	(56)	(6,099)
Other operating expenses	(6,094)	(244)	(6,338)	(6,087)	(225)	(6,312)

TOTAL OPERATING EXPENSES	(49,496)	(2,609)	(52,105)	(46,406)	(2,366)	(48,772)

NET OPERATING INCOME	$63,930	$7,319	$71,249	$63,163	$7,385	$70,548

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended March 31,
	2010	2009
Loss from continuing operations	$(18,504)	$(12,283)
Noncontrolling interest in continuing operations	878	510
Dividends on unvested restricted shares	(98)	(95)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(17,724)	$(11,868)

Income from discontinued operations	$—	$760
Noncontrolling interest in discontinued operations	—	31

Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$791

Basic loss per share
Loss from continuing operations	$(0.41)	$(0.30)
Income from discontinued operations	—	0.02

	$(0.41)	$(0.28)

Diluted loss per share
Loss from continuing operations	$(0.41)	$(0.30)
Income from discontinued operations	—	0.02

	$(0.41)	$(0.28)

Weighted average of common shares outstanding	44,598	39,527

Weighted average of unvested restricted shares	(926)	(523)

Weighted average shares outstanding - basic	43,672	39,004

Weighted average effect of common share equivalents (2)	—	—

Total weighted average shares outstanding - diluted	43,672	39,004

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

For all periods presented, there are net losses, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended March 31,			Year Ended December 31,
	2010		2009	2009
FUNDS FROM OPERATIONS (FFO)
Net loss	$(18,504)		$(11,523)	$(90,091)
Gains on sales of interests in real estate	—		—	(923)
Gains on sales of discontinued operations	—		—	(9,503)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	41,568		38,391	164,284
Unconsolidated partnerships	2,459		2,055	8,144
Discontinued operations	—		394	1,176

FFO	$25,523		$29,317	$73,087

Impairment of assets	—		—	74,254
Gain on extinguishment of debt	—		(1,272)	(27,047)

FFO AS ADJUSTED	$25,523		$28,045	$120,294

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$25,523		$29,317	$73,087
Adjustments:
Straight line rent	(522)		(329)	(1,276)
Recurring capital expenditures	(162)		(335)	(16,495)
Tenant allowances	(1,963)		(2,584)	(11,312)
Capitalized leasing costs	(885)		(1,093)	(4,341)
Amortization of debt premium	(286)		(321)	(1,283)
Amortization of above- and below-market lease intangibles	(7)		15	(394)
Amortization of exchangeable notes debt discount	454		754	2,817
Impairment of assets	—		—	74,254
Gain on extinguishment of debt	—		(1,272)	(27,047)

FAD	$22,152		$24,152	$88,010

Weighted average of common shares outstanding	43,672		39,004	40,953

Weighted average of OP Units outstanding	2,329		2,195	2,268
Weighted average effect of common share equivalents	111		—	12

Total weighted average shares outstanding, including OP Units	46,112		41,199	43,233

Net loss per diluted share	$(0.41)		$(0.28)	$(2.11)

FFO per diluted share	$0.55		$0.71	$1.69
FFO per diluted share, as adjusted	$0.55		$0.68	$2.78
FAD per diluted share	$0.48		$0.59	$2.04

Dividend per common share	$0.15		$0.29	$0.74

PAYOUT RATIOS

Payout Ratio of FFO	39.2	%(3)		43.8%

Payout Ratio of FFO as adjusted	22.6	%(3)		26.6%

Payout Ratio of FAD	31.1	%(3)		36.4%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended March 31, 2010.

Pennsylvania Real Estate Investment Trust

2010 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements
	Number	GLA	Previous	New	Dollar	Percentage	psf (1)
New Leases - Previously Leased Space:

1st Quarter	13	37,635	$26.45	$25.58	$(0.87)	-3.3%	$0.67

Total/Average	13	37,635	$26.45	$25.58	$(0.87)	-3.3%	$0.67

New Leases - Previously Vacant Space: (2)

1st Quarter (3)	14	83,459	N/A	$17.42	$17.42	N/A	$0.24

Total/Average	14	83,459	N/A	$17.42	$17.42	N/A	$0.24

Renewal: (4)

1st Quarter	132	489,130	$22.09	$20.56	$(1.53)	-6.9%	$0.02

Total/Average	132	489,130	$22.09	$20.56	$(1.53)	-6.9%	$0.02

Anchor Renewal:

1st Quarter	6	398,532	$3.12	$3.08	$(0.04)	-1.3%	$—

Total/Average	6	398,532	$3.12	$3.08	$(0.04)	-1.3%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	Includes two tenants which are large format tenants with lower than average base rent. Excluding these two tenants, average base rent is $27.25 per square foot.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2010			March 31, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.55	88.8%	83.2%	$31.44	88.5%	83.8%	3.5%	0.3%	-0.6%
Strip and Power Centers weighted average	$16.03	92.4%	88.2%	$16.10	91.1%	86.8%	-0.4%	1.3%	1.4%
Retail Portfolio weighted average	$28.23	89.3%	84.0%	$27.89	88.8%	84.2%	1.2%	0.5%	-0.2%

Consolidated Properties	$29.56	89.0%	83.2%	$29.00	88.7%	83.9%	2.0%	0.3%	-0.7%
Unconsolidated Properties	$23.36	91.4%	88.6%	$23.37	89.8%	86.1%	-0.1%	1.6%	2.5%
Same Properties	$28.28	89.3%	84.0%	$27.89	88.8%	84.2%	1.4%	0.5%	-0.2%
New Properties	$19.75	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.78/sq ft as of March 31, 2010 and $14.53/sq ft as of March 31, 2009.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		March 31, 2010			March 31, 2009			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	26.8%
Cherry Hill Mall		$45.68	$514	13.8%	$41.82	$401	16.3%	9.2%	28.2%	-2.5%
Jacksonville Mall		33.04	502	9.5%	31.01	477	9.6%	6.6%	5.2%	-0.1%
Lehigh Valley Mall		44.27	488	13.4%	41.72	460	13.3%	6.1%	6.1%	0.1%
Woodland Mall		44.63	452	14.1%	42.74	459	15.2%	4.4%	-1.5%	-1.1%
Patrick Henry Mall		38.83	416	13.3%	37.11	443	12.1%	4.6%	-6.1%	1.2%

Sales per square foot between $350 - $400	31.2%
Willow Grove Park (3) (4)		43.69	386	15.9%	42.18	398	15.6%	3.6%	-3.0%	0.3%
Moorestown Mall		36.90	386	14.9%	36.13	422	14.7%	2.1%	-8.5%	0.2%
The Mall at Prince Georges		36.39	369	15.2%	35.29	388	14.4%	3.1%	-4.9%	0.8%
Viewmont Mall		30.56	363	12.8%	30.75	369	13.0%	-0.6%	-1.6%	-0.2%
Wyoming Valley Mall		31.50	362	12.7%	30.80	354	12.3%	2.3%	2.3%	0.4%
The Gallery at Market East (3) (4)		38.43	355	13.6%	36.70	375	13.6%	4.7%	-5.3%	0.0%
Dartmouth Mall		29.49	355	11.5%	28.35	351	12.3%	4.0%	1.1%	-0.8%
Capital City Mall		33.65	354	11.5%	32.99	361	11.4%	2.0%	-1.9%	0.1%
Valley View Mall		30.48	351	12.1%	30.48	360	12.0%	0.0%	-2.5%	0.1%

Sales per square foot between $300 - $349	15.3%
Springfield Mall		33.74	335	15.5%	31.35	344	15.6%	7.6%	-2.6%	-0.1%
Francis Scott Key Mall		26.42	320	11.9%	27.56	321	11.5%	-4.1%	-0.3%	0.4%
Exton Square Mall		37.79	318	15.1%	37.21	332	15.9%	1.6%	-4.2%	-0.8%
Magnolia Mall		26.28	310	13.4%	26.27	295	13.6%	0.0%	5.1%	-0.2%
Logan Valley Mall		26.00	305	11.4%	26.41	305	12.1%	-1.6%	0.0%	-0.7%
Valley Mall		25.38	304	12.8%	25.21	316	12.7%	0.7%	-3.8%	0.1%

Sales per square foot under $300	26.7%
Crossroads Mall		22.35	299	9.6%	21.26	298	9.7%	5.2%	0.3%	-0.1%
Cumberland Mall		27.84	297	14.7%	26.26	309	13.4%	6.0%	-3.9%	1.3%
Wiregrass Commons Mall (3)		26.90	287	11.2%	25.10	273	12.0%	7.2%	5.1%	-0.8%
Nittany Mall		22.29	284	10.6%	23.56	304	10.9%	-5.4%	-6.6%	-0.3%
Palmer Park Mall		25.39	281	11.3%	24.62	296	12.1%	3.1%	-5.1%	-0.8%
Uniontown Mall		22.26	280	11.1%	21.65	269	11.2%	2.8%	4.1%	-0.1%
North Hanover Mall		29.07	273	11.4%	23.81	277	13.0%	22.1%	-1.4%	-1.6%
New River Valley Mall		25.80	267	9.5%	25.00	257	11.0%	3.2%	3.9%	-1.5%
Gadsden Mall		20.91	261	10.4%	23.62	268	11.4%	-11.5%	-2.6%	-1.0%
Beaver Valley Mall		22.54	249	14.2%	23.32	255	15.2%	-3.4%	-2.4%	-1.0%
Plymouth Meeting Mall		31.81	240	12.9%	33.71	258	12.9%	-5.6%	-7.0%	0.0%
Lycoming Mall		20.95	238	10.9%	20.77	253	12.0%	0.9%	-5.9%	-1.1%
Washington Crown Center		21.09	238	11.5%	22.00	265	12.7%	-4.1%	-10.2%	-1.2%
South Mall		23.92	235	12.6%	24.19	270	12.4%	-1.1%	-13.0%	0.2%
Chambersburg Mall		28.40	232	9.9%	26.87	234	11.7%	5.7%	-0.9%	-1.8%
Orlando Fashion Square		34.49	228	18.6%	34.64	240	18.6%	-0.4%	-5.0%	0.0%
Phillipsburg Mall		25.17	225	11.4%	25.44	241	14.0%	-1.1%	-6.6%	-2.6%
Voorhees Town Center		32.67	203	12.3%	32.48	211	12.4%	0.6%	-3.8%	-0.1%

Enclosed Malls weighted average		$32.55	$341	13.0%	$31.44	$340	13.4%	3.5%	0.3%	-0.4%

Consolidated Properties		$31.78	$331	12.9%	$30.84	$332	13.3%	3.0%	-0.3%	-0.4%
Unconsolidated Properties		$40.72	$436	13.9%	$38.10	$421	13.9%	6.9%	3.6%	0.0%
Same Properties		$32.55	$341	13.0%	$31.44	$340	13.4%	3.5%	0.1%	-0.4%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of March 31, 2009.
(4)	Property contains a vacant anchor space as of March 31, 2010.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	March 31, 2010		March 31, 2009		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.3%	75.0%	88.5%	75.3%	-0.2%	-0.3%
Capital City Mall	95.5%	92.4%	97.6%	95.8%	-2.1%	-3.4%
Chambersburg Mall	82.5%	62.5%	82.2%	61.9%	0.3%	0.6%
Cherry Hill Mall	89.8%	87.7%	92.9%	91.3%	-3.1%	-3.6%
Crossroads Mall	86.5%	68.8%	85.5%	66.4%	1.0%	2.4%
Cumberland Mall	92.0%	86.8%	92.8%	88.2%	-0.8%	-1.4%
Dartmouth Mall	92.7%	88.0%	92.6%	87.8%	0.1%	0.2%
Exton Square Mall	90.1%	78.3%	91.8%	82.0%	-1.7%	-3.7%
Francis Scott Key Mall	97.5%	95.2%	90.8%	82.5%	6.7%	12.7%
Gadsden Mall	92.3%	80.9%	91.0%	77.5%	1.3%	3.4%
The Gallery at Market East (1)	59.2%	72.6%	51.6%	78.8%	7.6%	-6.2%
Jacksonville Mall	97.6%	95.1%	96.9%	93.9%	0.7%	1.2%
Lehigh Valley Mall	92.9%	90.2%	93.1%	90.5%	-0.2%	-0.3%
Logan Valley Mall	94.2%	86.2%	94.5%	86.7%	-0.3%	-0.5%
Lycoming Mall	96.2%	92.8%	95.9%	92.4%	0.3%	0.4%
Magnolia Mall	96.2%	91.3%	96.2%	91.6%	0.0%	-0.3%
Moorestown Mall	88.9%	75.2%	85.1%	66.8%	3.8%	8.4%
New River Valley Mall	94.7%	91.2%	95.8%	93.0%	-1.1%	-1.8%
Nittany Mall	91.0%	81.7%	90.1%	79.9%	0.9%	1.8%
North Hanover Mall	89.6%	75.1%	90.2%	77.3%	-0.6%	-2.2%
Orlando Fashion Square	84.7%	67.4%	88.8%	76.0%	-4.1%	-8.6%
Palmer Park Mall	95.3%	84.9%	95.9%	87.0%	-0.6%	-2.1%
Patrick Henry Mall	97.7%	95.4%	95.2%	90.6%	2.5%	4.8%
Phillipsburg Mall	90.0%	77.1%	90.3%	77.8%	-0.3%	-0.7%
Plymouth Meeting Mall	85.9%	78.3%	85.1%	78.9%	0.8%	-0.6%
The Mall at Prince Georges	93.8%	87.0%	96.2%	92.0%	-2.4%	-5.0%
South Mall	89.8%	84.4%	77.6%	80.7%	12.2%	3.7%
Springfield Mall	85.0%	85.0%	84.7%	84.7%	0.3%	0.3%
Uniontown Mall	91.9%	79.6%	93.4%	83.3%	-1.5%	-3.7%
Valley Mall	95.3%	91.9%	97.1%	95.0%	-1.8%	-3.1%
Valley View Mall	91.0%	87.5%	91.9%	88.8%	-0.9%	-1.3%
Viewmont Mall	97.8%	94.3%	97.2%	92.8%	0.6%	1.5%
Voorhees Town Center	62.3%	61.7%	59.9%	59.1%	2.4%	2.6%
Washington Crown Center	82.6%	67.9%	83.8%	70.2%	-1.2%	-2.3%
Willow Grove Park (2)	68.6%	91.6%	69.9%	94.4%	-1.3%	-2.8%
Wiregrass Commons Mall (3)	85.5%	79.1%	55.8%	80.8%	29.7%	-1.7%
Woodland Mall	84.8%	84.8%	89.0%	86.4%	-4.2%	-1.6%
Wyoming Valley Mall	93.1%	80.3%	91.1%	74.7%	2.0%	5.6%

Enclosed Malls weighted average	88.8%	83.2%	88.5%	83.8%	0.3%	-0.6%

Consolidated Properties	88.7%	82.8%	88.3%	83.4%	0.4%	-0.6%
Unconsolidated Properties	91.1%	88.8%	91.2%	88.9%	-0.1%	-0.1%
Same Properties	88.8%	83.2%	88.5%	83.8%	0.3%	-0.6%

(1)

The total occupancy percentage for The Gallery at Market East includes 332,090 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.7% and 38.8% of the owned mall GLA as of March 31, 2010 and March 31, 2009, respectively.

(2)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 27.6% of the owned mall GLA in each of the periods ending March 31, 2010 and 2009.

(3)

The total occupancy percentages as of March 31, 2009 for this property includes the former McRae’s store location that was currently vacant. The vacant store location is leased to Burlington Coat Factory, which opened in the 3rd Quarter of 2009.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	March 31, 2010			March 31, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$22.09	88.1%	67.7%	$21.77	88.1%	67.7%	1.5%	0.0%	0.0%
Creekview Center	15.23	100.0%	100.0%	15.16	100.0%	100.0%	0.5%	0.0%	0.0%
The Commons at Magnolia	13.36	84.9%	81.1%	13.28	66.4%	88.9%	0.6%	18.5%	-7.8%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	14.81	93.2%	83.8%	15.51	100.0%	100.0%	-4.5%	-6.8%	-16.2%
New River Valley Center	14.37	100.0%	100.0%	14.32	100.0%	100.0%	0.3%	0.0%	0.0%
The Court at Oxford Valley	16.20	91.3%	90.0%	16.39	89.6%	85.8%	-1.2%	1.7%	4.2%
Paxton Towne Centre	15.95	90.8%	86.1%	16.01	90.8%	86.1%	-0.4%	0.0%	0.0%
Pitney Road Plaza	19.75	100.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Red Rose Commons	12.85	72.5%	72.5%	14.08	72.5%	72.5%	-8.7%	0.0%	0.0%
Springfield Park	20.90	98.2%	94.9%	22.19	90.9%	73.5%	-5.8%	7.3%	21.4%
Sunrise Plaza	14.70	97.6%	77.8%	15.13	98.2%	83.6%	-2.8%	-0.6%	-5.8%
Whitehall Mall	12.40	92.0%	83.0%	11.52	86.8%	72.0%	7.6%	5.2%	11.0%

Weighted Average	$16.03	92.4%	88.2%	$16.10	91.1%	86.8%	-0.4%	1.3%	1.4%

Consolidated Properties	$15.89	93.2%	87.9%	$15.79	93.2%	90.4%	0.6%	0.0%	-2.5%
Unconsolidated Properties	$16.13	91.6%	88.5%	$16.33	89.1%	84.4%	-1.2%	2.5%	4.1%
Same Properties	$15.95	92.3%	88.0%	$16.10	91.1%	86.8%	-0.9%	1.2%	1.2%
New Properties	$19.75	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	47	586,101	4	42,816	51	628,917	$12,837	$11,784	4.10%
Foot Locker, Inc.	66	341,449	5	16,150	71	357,599	8,526	7,988	2.78%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,593	7,593	2.64%
Limited Brands, Inc.	59	282,522	13	40,012	72	322,534	7,659	7,213	2.51%
American Eagle Outfitters, Inc.	39	212,796	2	8,840	41	221,636	6,515	6,213	2.16%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.84%
Zale Corporation	76	59,844	0	—	76	59,844	5,598	5,294	1.84%
Sterling Jewelers, Inc.	41	63,237	0	—	41	63,237	4,686	4,519	1.57%
Dick’s Sporting Goods, Inc.	9	422,794	1	50,484	10	473,278	5,268	4,495	1.56%
Best Buy Co., Inc.	12	282,316	0	—	12	282,316	50,861	4,090	1.42%
Luxottica Group S.p.A.	50	121,359	1	3,349	51	124,708	4,171	3,882	1.35%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,961	3,579	1.24%
Golden Gate Capital (4)	14	130,715	4	24,742	18	155,457	3,938	3,548	1.23%
Regis Corporation	96	116,856	2	3,006	98	119,862	3,662	3,518	1.22%
Genesco, Inc.	57	74,057	3	2,982	60	77,039	3,297	3,161	1.10%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,085	3,085	1.07%
Hallmark Cards, Inc.	36	141,030	7	32,160	43	173,190	3,227	3,060	1.06%
Aeropostale, Inc.	32	112,197	2	6,974	34	119,171	3,128	2,963	1.03%
Pacific Sunwear, Inc.	28	104,522	5	16,858	33	121,380	3,074	2,920	1.02%
Burlington Coat Factory Warehouse Corp.	6	537,986	0	—	6	537,986	2,826	2,826	0.98%

Total Top 20 Tenants	738	9,121,884	60	1,953,477	798	11,075,361	$149,357	$97,033	33.73%

Total Retail Leases					3,119			$287,641	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of March 31, 2010

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	146	466,845	3.8%	$10,429	$10,175	3.7%	$22.34
2010	251	768,658	6.3%	16,552	15,534	5.6%	21.53
2011	604	1,963,218	16.1%	48,778	44,542	16.0%	24.85
2012	437	1,482,391	12.2%	38,665	35,748	12.8%	26.08
2013	293	977,670	8.0%	22,929	21,397	7.7%	23.45
2014	229	793,196	6.5%	19,957	18,214	6.5%	25.16
2015	195	1,048,492	8.6%	24,077	21,375	7.7%	22.96
2016	218	930,574	7.6%	26,634	24,183	8.7%	28.62
2017	187	812,476	6.7%	22,501	20,833	7.5%	27.69
2018	196	1,000,546	8.2%	26,220	24,494	8.8%	26.21
2019	142	705,356	5.8%	20,098	19,205	6.9%	28.49
Thereafter	106	1,243,314	10.2%	24,261	22,992	8.2%	19.51

Total/Average	3,004	12,192,736	100.0%	$301,102	$278,692	100.0%	$24.70

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2010	5	613,473	5.2%	$1,543	$1,543	3.6%	$2.52
2011	20	1,780,784	15.2%	5,272	4,622	10.8%	2.96
2012	7	859,686	7.3%	1,824	1,787	4.2%	2.12
2013	14	1,135,570	9.7%	4,660	4,660	10.9%	4.10
2014	14	1,483,236	12.7%	4,027	3,565	8.4%	2.71
2015	14	1,132,644	9.7%	3,644	3,644	8.5%	3.22
2016	3	455,432	3.9%	863	863	2.0%	1.90
2017	4	381,158	3.3%	2,058	1,695	4.0%	5.40
2018	6	777,965	6.6%	4,060	4,060	9.5%	5.22
2019	9	868,994	7.4%	2,944	2,944	6.9%	3.39
Thereafter	19	2,216,686	18.8%	13,928	13,263	31.1%	6.28

Total/Average	115	11,705,628	100.0%	$44,823	$42,646	100.0%	$3.83

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of March 31, 2010

	Owned GLA
	Occupied
		Non-Anchor		Vacant
	Anchor	Large Format (1)	Small Shop (2)	Anchor	Non-Anchor	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	127,285	207,223	—	111,727	204,770	1,162,272
Capital City Mall	204,301	63,586	199,168	—	21,756	120,000	608,811
Chambersburg Mall	241,690	19,651	113,336	—	79,673	—	454,350
Cherry Hill Mall (3)	138,000	204,015	392,599	—	83,561	478,885	1,297,060
Crossroads Mall	254,211	—	133,802	—	60,722	—	448,735
Cumberland Mall	264,348	212,538	137,889	—	53,352	273,230	941,357
Dartmouth Mall	208,460	119,706	164,286	—	38,597	140,000	671,049
Exton Square Mall	440,301	26,617	262,042	—	80,184	277,468	1,086,612
Francis Scott Key Mall	269,708	93,084	189,718	—	14,382	139,333	706,225
Gadsden Mall	300,960	65,746	98,197	—	38,723	—	503,626
The Gallery at Market East	350,115	76,847	212,136	332,090	108,814	—	1,080,002
Jacksonville Mall	242,115	98,693	133,727	—	11,883	—	486,418
Lehigh Valley Mall	212,000	141,596	375,713	—	56,077	371,986	1,157,372
Logan Valley Mall	454,387	43,943	237,206	—	44,992	—	780,528
Lycoming Mall	333,413	182,268	172,143	—	27,394	120,000	835,218
Magnolia Mall	343,118	74,000	175,616	—	23,700	—	616,434
Moorestown Mall	408,356	98,682	149,184	—	81,728	321,200	1,059,150
New River Valley Mall	175,306	122,239	120,194	—	23,324	—	441,063
Nittany Mall	221,462	—	176,112	—	39,502	95,000	532,076
North Hanover Mall	206,792	21,047	90,848	—	37,076	—	355,763
Orlando Fashion Square	491,999	121,389	174,047	—	142,640	155,576	1,085,651
Palmer Park Mall	314,235	—	121,764	—	21,703	—	457,702
Patrick Henry Mall	279,619	37,758	243,460	—	13,493	140,000	714,330
Phillipsburg Mall	326,552	42,021	152,501	—	57,851	—	578,925
Plymouth Meeting Mall (4)	253,584	178,291	190,533	—	102,143	214,635	939,186
The Mall at Prince Georges	479,619	102,742	272,075	—	56,154	—	910,590
South Mall	139,691	131,434	92,553	—	41,521	—	405,199
Springfield Mall	—	—	188,840	—	33,259	387,899	609,998
Uniontown Mall	421,378	67,996	152,697	—	56,514	—	698,585
Valley Mall	280,549	125,334	235,021	—	31,839	243,400	916,143
Valley View Mall	96,357	74,148	142,187	—	30,867	254,596	598,155
Viewmont Mall	386,262	82,893	144,380	—	13,659	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	103,056	—	105,676	396,783	677,397
Washington Crown Center	245,401	54,073	143,389	—	93,160	140,095	676,118
Willow Grove Park	225,000	37,260	280,178	218,430	29,285	413,121	1,203,274
Wiregrass Commons	94,686	10,345	156,553	—	44,216	332,152	637,952
Woodland Mall	—	120,959	246,794	—	65,663	725,187	1,158,603
Wyoming Valley Mall	592,110	65,412	191,488	—	63,017	—	912,027

Total Malls (38 properties)	10,411,756	3,111,076	6,972,655	550,520	2,039,827	6,065,316	29,151,150

Strip and Power Centers
Christiana Center	190,814	35,670	39,888	—	36,037	—	302,409
Creekview Center	—	111,966	24,120	—	—	288,916	425,002
The Commons at Magnolia	20,631	28,618	39,294	—	15,781	126,200	230,524
Metroplex Shopping Center	67,185	362,593	47,683	—	—	300,729	778,190
Monroe Marketplace	195,549	97,363	20,701	—	22,792	126,842	463,247
New River Valley Center	—	137,964	26,699	—	—	—	164,663
The Court at Oxford Valley	59,620	321,336	36,154	—	39,793	247,623	704,526
Paxton Towne Centre	151,627	188,677	63,380	—	40,776	273,058	717,518
Pitney Road Plaza	—	45,915	—	—	—	137,933	183,848
Red Rose Commons	—	175,916	15,206	—	72,330	199,590	463,042
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Sunrise Plaza	226,772	20,388	1,000	—	6,100	—	254,260
Whitehall Mall	294,635	160,865	57,411	—	44,590	—	557,501

Total Strip and Power Centers (13 properties)	1,290,372	1,707,771	393,979	—	280,528	1,846,560	5,519,210

CONSOLIDATED PROPERTIES	10,985,149	3,636,041	6,623,184	550,520	2,071,977	6,258,380	30,125,251
UNCONSOLIDATED PROPERTIES	716,979	1,182,806	743,450	—	248,378	1,653,496	4,545,109
TOTAL PROPERTIES	11,702,128	4,818,847	7,366,634	550,520	2,320,355	7,911,876	34,670,360

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 15,465 sf has been built but not commissioned, and 14,316 sf has been entitled but not yet built.
(5)	Additional 52,431 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2010

Properties	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 3/31/24

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk JCPenney Sears	5/31/18 8/21/11 8/31/15 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods JCPenney Sears	9/30/17 1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/15 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory JCPenney	1/31/37 1/31/20 (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble JCPenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 1/31/29 (1)

New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/18 11/30/17

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/11 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Pitney Road Plaza Lancaster, PA	100%	2008	2009	Best Buy Lowe’s	1/31/20 (1)

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s Staples	1/31/38 10/31/28 2/28/19

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/11

STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	March 31, 2010			December 31, 2009
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,499,783	$208,560	$3,708,343	$3,459,745	$208,319	$3,668,064
Construction in progress	178,150	1,506	179,656	215,231	1,566	216,797
Land held for development	9,337	183	9,520	9,337	183	9,520

Total investments in real estate	3,687,270	210,249	3,897,519	3,684,313	210,068	3,894,381
Accumulated depreciation	(656,871)	(61,368)	(718,239)	(623,309)	(59,849)	(683,158)

Net investments in real estate	3,030,399	148,881	3,179,280	3,061,004	150,219	3,211,223

Investments in partnerships, at equity	33,631	(33,631)	—	32,694	(32,694)	—
Other assets:
Cash and cash equivalents	34,206	3,760	37,966	74,243	2,904	77,147
Rent and other receivables (2)	44,134	7,761	51,895	55,303	7,501	62,804
Intangible assets, net	32,037	424	32,461	38,978	464	39,442
Deferred costs and other assets, net	98,583	7,039	105,622	84,358	7,395	91,753

Total other assets	242,591	(14,647)	227,944	285,576	(14,430)	271,146

Total assets	$3,272,990	$134,234	$3,407,224	$3,346,580	$135,789	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (net of premium of $2,457 and $2,744 as of March 31, 2010 and December 31, 2009, respectively)	$1,804,358	$179,930	$1,984,288	$1,777,121	$181,776	$1,958,897
Exchangeable notes (net of discount of $4,209 and $4,664 as of March 31, 2010 and December 31, 2009, respectively)	132,691	—	132,691	132,236	—	132,236
Revolving Facility	70,000	—	70,000	486,000	—	486,000
Term Loans	520,000	—	520,000	170,000	—	170,000
Tenants’ deposits and deferred rent	15,562	3,798	19,360	13,170	3,621	16,791
Distributions in excess of partnership investments	48,698	(48,698)	—	48,771	(48,771)	—
Accrued construction expenses	3,822	—	3,822	11,778	—	11,778
Fair value of derivative instruments	18,047	—	18,047	14,610	—	14,610
Other liabilities	52,604	(986)	51,618	58,090	(1,010)	57,080

Total liabilities	2,665,782	134,044	2,799,826	2,711,776	135,616	2,847,392

Equity:
Total equity	607,208	190	607,398	634,804	173	634,977

Total liabilities and equity	$3,272,990	$134,234	$3,407,224	$3,346,580	$135,789	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.3 million ($25.4 million wholly owned, $2.9 million partnership) as of March 31, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	March 31, 2010				December 31, 2009
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,369,349	$342,092	$6,422	$3,717,863	$3,331,917	$338,560	$7,107	$3,677,584
Construction in progress	112,562	12,800	54,294	179,656	148,561	13,810	54,426	216,797

Total investments in real estate	3,481,911	354,892	60,716	3,897,519	3,480,478	352,370	61,533	3,894,381
Accumulated depreciation	(636,413)	(80,692)	(1,134)	(718,239)	(604,083)	(77,804)	(1,271)	(683,158)

Net investments in real estate	2,845,498	274,200	59,582	3,179,280	2,876,395	274,566	60,262	3,211,223

Other assets:
Cash and cash equivalents	18,245	1,541	18,180	37,966	15,072	1,250	60,825	77,147
Rent and other receivables (2)	38,806	10,493	2,596	51,895	40,741	9,674	12,389	62,804
Intangible assets, net	25,033	—	7,428	32,461	31,988	—	7,454	39,442
Deferred costs and other assets, net	68,391	10,501	26,730	105,622	67,529	10,468	13,756	91,753

Total other assets	150,475	22,535	54,934	227,944	155,330	21,392	94,424	271,146

Total assets	$2,995,973	$296,735	$114,516	$3,407,224	$3,031,725	$295,958	$154,686	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (net of premium of $2,457 and $2,744 as of March 31, 2010 and December 31, 2009, respectively)	$1,770,943	$203,253	$10,092	$1,984,288	$1,743,555	$205,250	$10,092	$1,958,897
Exchangeable notes (net of discount of $4,209 and $4,664 as of March 31, 2010 and December 31, 2009, respectively)	—	—	132,691	132,691	—	—	132,236	132,236
Revolving Facility	—	—	70,000	70,000	—	—	486,000	486,000
Term Loans	—	—	520,000	520,000	—	—	170,000	170,000
Tenants’ deposits and deferred rent	16,767	2,437	156	19,360	14,406	2,232	153	16,791
Accrued construction expenses	—	—	3,822	3,822	—	—	11,778	11,778
Fair value of derivative instruments	—	—	18,047	18,047	—	—	14,610	14,610
Other liabilities	31,453	(2,229)	22,394	51,618	35,124	(2,094)	24,050	57,080

Total liabilities	1,819,163	203,461	777,202	2,799,826	1,793,085	205,388	848,919	2,847,392

Equity:
Total equity	1,176,810	93,274	(662,686)	607,398	1,238,640	90,570	(694,233)	634,977

Total liabilities and equity	$2,995,973	$296,735	$114,516	$3,407,224	$3,031,725	$295,958	$154,686	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.3 million ($25.4 million wholly owned, $2.9 million partnership) as of March 31, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	March 31, 2010				December 31, 2009
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,218	$32	$17,595	$51,655	$69,217	$32	$16,871	$52,378
Capital City Mall	95,062	—	18,938	76,124	95,063	—	18,057	77,006
Chambersburg Mall	42,070	—	7,169	34,901	42,070	—	6,862	35,208
Cherry Hill Mall	445,162	1,306	60,090	386,378	418,058	27,083	54,781	390,360
Crossroads Mall	34,957	126	8,008	27,075	34,926	68	7,623	27,371
Cumberland Mall	62,581	53	7,624	55,010	62,540	—	7,159	55,381
Dartmouth Mall	62,405	—	25,150	37,255	62,283	—	24,494	37,789
Exton Square Mall	147,112	51	24,008	123,155	147,098	—	23,161	123,937
Francis Scott Key Mall	79,886	255	14,915	65,226	79,883	147	14,076	65,954
Gadsden Mall	60,487	—	8,134	52,353	60,471	—	7,607	52,864
The Gallery at Market East	131,663	37,269	16,079	152,853	130,679	38,816	14,838	154,657
Jacksonville Mall	78,493	—	14,181	64,312	78,346	—	13,470	64,876
Logan Valley Mall	95,877	—	20,497	75,380	95,877	—	19,674	76,203
Lycoming Mall	77,172	—	13,780	63,392	77,163	—	13,070	64,093
Magnolia Mall	87,120	69	22,802	64,387	86,756	1,295	22,028	66,023
Moorestown Mall	92,235	22	23,552	68,705	92,172	50	22,549	69,673
New River Valley Mall	57,748	—	12,905	44,843	57,748	—	12,094	45,654
Nittany Mall	43,478	—	8,209	35,269	43,417	—	7,853	35,564
North Hanover Mall	38,496	17,103	7,288	48,311	38,484	17,096	6,934	48,646
Orlando Fashion Square (2)	38,128	4	2,677	35,455	38,090	—	2,148	35,942
Palmer Park Mall	34,600	—	11,615	22,985	34,600	—	11,406	23,194
Patrick Henry Mall	141,120	—	28,510	112,610	141,004	—	27,130	113,874
Phillipsburg Mall	53,416	96	9,624	43,888	53,415	53	9,187	44,281
Plymouth Meeting Mall	151,413	9,647	21,838	139,222	144,036	17,032	20,149	140,919
The Mall at Prince Georges	100,170	—	30,515	69,655	100,168	—	29,645	70,523
South Mall	33,388	—	5,376	28,012	33,367	—	5,128	28,239
Uniontown Mall	38,825	—	8,569	30,256	38,782	—	8,170	30,612
Valley Mall	91,659	31	19,068	72,622	91,657	—	18,326	73,331
Valley View Mall	67,353	—	11,536	55,817	67,346	—	11,049	56,297
Viewmont Mall	89,155	—	15,102	74,053	89,113	—	14,333	74,780
Voorhees Town Center	60,126	21,786	10,807	71,105	59,639	22,355	9,799	72,195
Washington Crown Center	40,372	—	12,006	28,366	40,366	—	11,562	28,804
Willow Grove Park	189,169	23,947	42,112	171,004	189,166	23,943	40,582	172,527
Wiregrass Commons Mall	51,834	4	7,748	44,090	51,858	4	7,268	44,594
Woodland Mall	185,270	1	24,493	160,778	185,382	34	22,983	162,433
Wyoming Valley Mall	106,444	—	19,207	87,237	106,075	—	18,219	87,856

Total Consolidated Malls	3,273,664	111,802	611,727	2,773,739	3,236,315	148,008	580,285	2,804,038

Unconsolidated Malls
Lehigh Valley Mall	40,460	722	15,847	25,335	40,377	517	15,414	25,480
Springfield Mall	55,225	38	8,839	46,424	55,225	36	8,384	46,877

Total Unconsolidated Malls	95,685	760	24,686	71,759	95,602	553	23,798	72,357
TOTAL MALLS	$3,369,349	$112,562	$636,413	$2,845,498	$3,331,917	$148,561	$604,083	$2,876,395

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	March 31, 2010				December 31, 2009
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$41,467	$—	$11,364	$30,103	$40,980	$—	$11,078	$29,902
Creekview Center	19,104	—	7,666	11,438	19,104	—	7,437	11,667
The Commons at Magnolia	13,380	36	4,109	9,307	11,477	506	3,974	8,009
Monroe Marketplace	45,665	7,343	2,229	50,779	45,427	7,473	1,782	51,118
New River Valley Center	26,744	—	2,454	24,290	26,744	—	2,197	24,547
Paxton Towne Centre	56,793	—	14,845	41,948	56,793	—	14,370	42,423
Pitney Road Plaza	6,472	1,290	67	7,695	6,411	1,348	33	7,726
Sunrise Plaza	25,831	4,103	2,410	27,524	25,831	4,188	2,153	27,866

Total Consolidated Strip and Power Centers	235,456	12,772	45,144	203,084	232,767	13,515	43,024	203,258

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	8	14,147	28,029	42,168	8	13,759	28,417
The Court at Oxford Valley	27,863	20	8,138	19,745	27,863	20	7,983	19,900
Red Rose Commons	12,728	—	3,669	9,059	12,728	—	3,580	9,148
Whitehall Mall	16,585	—	8,219	8,366	15,749	267	8,118	7,898
Springfield Park	7,292	—	1,375	5,917	7,285	—	1,340	5,945

Total Unconsolidated Strip and Power Centers	106,636	28	35,548	71,116	105,793	295	34,780	71,308

TOTAL STRIP AND POWER CENTERS	$342,092	$12,800	$80,692	$274,200	$338,560	$13,810	$77,804	$274,566

Consolidated Properties Under for Development
Springhills (2)	$—	$21,961	$—	$21,961	$—	$21,961	$—	$21,961
White Clay Point (3)	—	31,615	—	31,615	—	31,747	—	31,747

Total Consolidated Properties Under Development	—	53,576	—	53,576	—	53,708	—	53,708

Unconsolidated Properties Under Development
Pavilion at Market East	6,239	718	1,134	5,823	6,924	718	1,271	6,371

Total Unconsolidated Properties Under Development	6,239	718	1,134	5,823	6,924	718	1,271	6,371

Other Properties
Land held for development - unconsolidated	183	—	—	183	183	—	—	183

Total Other Properties	183	—	—	183	183	—	—	183

TOTAL DEVELOPMENT AND OTHER	$6,422	$54,294	$1,134	$59,582	$7,107	$54,426	$1,271	$60,262

TOTAL INVESTMENT IN REAL ESTATE	$3,717,863	$179,656	$718,239	$3,179,280	$3,677,584	$216,797	$683,158	$3,211,223

CONSOLIDATED PROPERTIES	$3,509,120	$178,150	$656,871	$3,030,399	$3,469,082	$215,231	$623,309	$3,061,004

UNCONSOLIDATED PROPERTIES	208,743	1,506	61,368	148,881	208,502	1,566	59,849	150,219

TOTAL INVESTMENT IN REAL ESTATE	$3,717,863	$179,656	$718,239	$3,179,280	$3,677,584	$216,797	$683,158	$3,211,223

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Property Redevelopment Summary as of March 31, 2010

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST (1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
MIXED USE
Voorhees Town Center Voorhees, NJ	$83.0	$67.5	7.8%	2007	2011

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened a 50,000 sf office building in May 2008;

-Opened a 10,000 sf The Learning Center in August 2008.

-Phase II

-Opening a mixed use town center of approximately 140,000 sf, including:

-Opened 14,500 sf Rizzieri Masters Salon in April 2009;

-Opened 3,000 sf Rizzieri Aveda School for Beauty and Wellness in May 2009;

-Opened 13,000 sf Intoxx Fitness in March 2010; -Opening 16,000 sf of outparcel space.

-107 residential units open for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our ground lessee and its affiliates.

-Net reduction in property GLA will be approximately 244,000 sf.

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended March 31, 2010
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$1,375	$839	$2,214
New development projects	296	—	296
Tenant allowances	1,981	(18)	1,963
Recurring capital expenditures:
CAM expenditures	24	44	68
Non-CAM expenditures	94		94

Total recurring capital expenditures	118	44	162

Total	$3,770	$865	$4,635

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2010

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,789,266	66.1%	$15,092	0.5%	$1,804,358	66.6%
Unconsolidated mortgage loans payable	68,780	2.5%	111,150	4.1%	179,930	6.6%
Exchangeable notes (3)	132,691	4.9%	—	0.0%	132,691	4.9%
2010 Credit Facility	—	0.0%	70,000	2.6%	70,000	2.6%
2010 Term Loans (4)	300,000	11.1%	220,000	8.1%	520,000	19.2%

TOTAL OUTSTANDING DEBT	$2,290,737	84.6%	$416,242	15.4%	$2,706,979	100.0%

AVERAGE INTEREST RATE	5.67%		2.64%		5.46%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $2,457
(3)	Includes debt discount of $4,209
(4)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

		Average Debt Balance
		Mortgage Debt (1) (2)	2003 Credit Facility	2010 Revolving Credit Facility	2008 Term Loan	2010 Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	12/31/2009	$1,958,897	$486,000	$—	$170,000	$—	$136,900	$(4,664)	$2,747,133
Mortgage loan amortization, net		(5,697)	—	—	—	—	—	—	(5,697)
New River Valley Mall financing		30,000	—	—	—	—	—	—	30,000
Springfield Park loan repayment		(1,412)	—	—	—	—	—	—	(1,412)
Lycoming Mall loan draw		2,500	—	—	—	—	—	—	2,500
2003 Credit Facility repayment		—	(486,000)	—	—	—	—	—	(486,000)
2008 Term Loan repayment		—	—	—	(170,000)	—	—	—	(170,000)
2010 Credit Facility borrowing		—	—	70,000	—	—	—	—	70,000
2010 Term Loans borrowing		—	—	—	—	520,000	—	—	520,000
Exchangeable notes discount amortization		—	—	—	—	—	—	455	455

Ending Balance	3/31/2010	$1,984,288	$—	$70,000	$—	$520,000	$136,900	$(4,209)	$2,706,979

Weighted Average Balance		$1,978,734	$378,000	$15,556	$132,222	$115,556	$136,900	$(4,513)	$2,752,455

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	2010 Credit Facility	2010 Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2010	$16,130	$888	$154,868	$—	$—	$—	$(1,400)	$170,486
2011	22,053	1,153	174,929	—	—	—	(1,960)	196,175
2012	19,240	416	378,679	—	—	136,900	(849)	534,386
2013	13,779	—	432,723	70,000	520,000	—	—	1,036,502
2014	12,072	—	99,369	—	—	—	—	111,441
2015	11,027	—	270,676	—	—	—	—	281,703
2016	1,370	—	219,480	—	—	—	—	220,850
Thereafter	1,288	—	154,148	—	—	—	—	155,436

	$96,959	$2,457	$1,884,872	$70,000	$520,000	$136,900	$(4,209)	$2,706,979

(1)

The weighted average period to mortgage maturity is 3.82 years excluding extension options. Excludes debt premium. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2010	155,248	2.28%	155,248	2.28%
2011	177,306	6.27%	177,306	6.27%
2012	395,695	6.05%	395,695	5.68%
2013	441,632	5.47%	441,632	5.47%
2014	104,533	7.28%	104,533	7.28%
2015	306,386	5.80%	306,386	5.80%
Thereafter	401,031	5.55%	401,031	5.55%

Total	$1,981,831	5.57%	$1,981,831	5.50%

(1)	Excludes amounts of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2010

(in thousands)

		Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service
	Lender	Debt	Debt Premium/(Discount)	Total				Balance at Maturity	Maturity Date
Fixed Rate Debt
Valley View Mall (2)	CMBS	$34,006	$—	$34,006	6.15%	6.15%	$2,773	$33,625	Oct 2010
Christiana Center (3) (4)	Bank	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Creekview Center (3) (5)	Bank	19,496	—	19,496	5.56%	5.56%	1,088	19,184	June 2011
Paxton Towne Centre (3) (4)	Bank	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	Life Insurance Co	17,232	—	17,232	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	CMBS	29,621	—	29,621	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	49,426	1,570	50,996	7.61%	5.50%	4,603	47,898	Feb 2012
New River Valley Center (3) (4)	Bank	15,977	—	15,977	5.75%	5.75%	1,237	15,334	Mar 2012
Beaver Valley Mall	CMBS	43,827	—	43,827	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	Bank	3,995	—	3,995	6.15%	6.15%	248	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	186,731	—	186,731	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,940	—	54,940	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	40,799	887	41,686	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (3)	Bank	25,000	—	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	62,240	—	62,240	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	57,127	—	57,127	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3) (4)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3) (4)	Bank	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3) (4)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	69,303	—	69,303	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	35,230	—	35,230	6.84%	6.84%	2,788	32,637	Jul 2014
Magnolia Mall	CMBS	61,530	—	61,530	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	94,644	—	94,644	6.34%	6.34%	7,743	83,210	Oct 2015
Willow Grove Park	Life Insurance Co	150,212	—	150,212	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	87,650	—	87,650	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	154,701	—	154,701	5.58%	5.58%	8,397	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,975	—	5,975	7.00%	7.00%	574	4,148	Nov 2018
Cumberland Mall Loan #2	Bank	2,705	—	2,705	5.00%	5.00%	390	—	Dec 2018

Total Fixed Rate Debt		1,843,632	2,457	1,846,089	5.86%	5.78%	125,815	1,746,673

Variable Rate Debt
One Cherry Hill Plaza (6)	Bank	5,616	—	5,616	1.54%	1.54%	86	5,616	Aug 2010
Lehigh Valley Mall	CMBS	75,000	—	75,000	0.88%	0.88%	660	75,000	Aug 2010
Pitney Road Plaza (7)	Bank	4,476	—	4,476	5.00%	5.00%	224	4,476	Dec 2010
Springfield Mall	Bank	36,150	—	36,150	1.33%	1.33%	481	36,150	Dec 2010
Red Rose Commons (8)	Bank	11,957	—	11,957	6.00%	6.00%	718	11,957	Oct 2011
New River Valley Mall	Bank	5,000	—	5,000	4.75%	4.75%	238	5,000	Jan 2013

Total Variable Rate Debt		138,199	—	138,199	1.74%	1.74%	2,407	138,199

Total Debt		$1,981,831	$2,457	$1,984,288	5.57%	5.50%	$128,222	$1,884,872

CONSOLIDATED MORTGAGE LOANS		$1,801,901	$2,457	$1,804,358	5.79%	5.62%	$120,541	$1,709,121
UNCONSOLIDATED MORTGAGE LOANS		179,930	—	179,930	3.68%	3.68%	7,681	175,751
EXCHANGEABLE NOTES		136,900	(4,209)	132,691	4.00%	4.00%	5,476	136,900
2010 CREDIT FACILITY (9)		70,000	—	70,000	5.15%	5.15%	3,605	70,000
2010 TERM LOANS - FIXED RATE (10)		300,000	—	300,000	5.90%	5.90%	17,692	300,000
2010 TERM LOANS - VARIABLE RATE		220,000	—	220,000	5.15%	5.15%	11,330	220,000

Total		$2,708,731	$(1,752)	$2,706,979	5.46%	5.33%	$166,325	$2,611,772

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan has two six-month extension options.
(3)	The mortgage loan has been swapped to a fixed interest rate presented.
(4)	The mortgage loan has two one-year extension options.
(5)	The mortgage loan has three one-year extension options. The first extension options was exercised in March 2010.
(6)	The mortgage loan has two one-year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010.
(7)

The loan has one six-month extension during the construction period, which was exercised in April 2010. We have the option to convert the loan to a two year loan at the end of the construction period. The construction period ends in December 2010.

(8)	The mortgage loan has one one-year extension option.
(9)	Secured by first mortgage liens on 22 properties and a second mortgage lien on one property. See page 27 for property detail.
(10)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at a rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

March 31, 2010
Consolidated Liabilities to Gross Asset Value	70.95%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%
EBITDA to Interest Expense	1.97
EBITDA may not be less than 1.60 to 1.00
Adjusted EBITDA to Fixed Charges	1.68
Adjusted EBITDA may not be less than 1.35 to 1.00
Corporate Debt Yield	10.02%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.
Facility Debt Yield	9.37%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties (2)
Chambersburg Mall	Nittany Mall	South Mall
Crossroads Mall	North Hanover Mall	Sunrise Plaza
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
Monroe Marketplace	Plymouth Meeting Mall	Wiregrass Commons Mall
New River Valley Mall (2)	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. Although the covenants contained in the 2010 Credit Facility were not yet in effect as of and for the year ended December 31, 2009, the information shown on this page presents the Company’s determinations of these ratios based on its financial condition as of, and its results of operations for the year ended, December 31, 2009, as if the ratios contained in the 2010 Credit Facility had been in effect on that date. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	All properties secured by first mortgage liens except for New River Valley Mall, which is secured by second mortgage lien.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	4,068,287
BlackRock Institutional Trust Company, N.A.	3,151,500
State Street Global Advisors (US)	1,607,727
Goldman Sachs Asset Management (US)	1,194,477
Pacific Heights Asset Management, LLC	900,000
MFC Global Investment Management	692,444
Veritable, L.P.	551,792
J.P. Morgan Investment Management Inc. (New York)	500,155
Northern Trust Investments, N.A.	491,917
Dimensional Fund Advisors, LP	456,803

TOTAL of Ten Largest Institutional:	13,615,102
TOTAL of all Institutional Holders:	23,991,806
Ten Largest as % of Total Institutional:	56.7%

(1)	Based on 13F and 13G filings as of March 31, 2010 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2009
Institutional (1)	23,991,806	50.7%	24,266,770
Retail (2)	18,157,681	38.4%	18,359,983
Insiders (3)	5,133,095	10.9%	4,317,448

TOTAL	47,282,582	100.0%	46,944,201

(1)	Based on 13F and 13G filings as of March 31, 2010 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2010 (Shares and OP Units only). Excludes 141,043 exercisable options. See proxy statement dated April 29, 2010 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”) (for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, interest and other income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.